MOHAWK INDUSTRIES INTRODUCES STRATEGIC AND CAPITAL ALLOCATION FRAMEWORK AND ANNOUNCES NEW $500 MILLION SHARE REPURCHASE AUTHORIZATION

Calhoun, Georgia, October 29, 2026 — Mohawk Industries, Inc. (NYSE: MHK), the world’s largest flooring and design surfaces company, today introduced the strategic and capital allocation framework that will guide the Company’s priorities and shareholder value creation approach over the long term.
The framework was developed by management in collaboration with the Board of Directors, which has approved the plan. Consistent with the framework’s priorities, the Board has also approved a new share repurchase program authorizing the Company to repurchase up to $500 million of its common stock. Management will discuss the framework in more detail on the Company’s third quarter 2026 earnings conference call on Friday, October 30, 2026.
Commenting on the updates, CEO Paul De Cock stated, “Mohawk’s strengths – our leading market positions, our recognized brands, our innovation expertise, our customer relationships, and the scale and efficiency of our manufacturing and distribution – remain firmly in place. Amplifying our strengths with a clear and defined strategic and capital allocation framework will sharpen our focus, support disciplined execution, and underpin strong cash generation. We will strategically invest to grow and will deploy excess free cash to create value for shareholders through buybacks.”
STRATEGIC FRAMEWORK
The Company is aligning its actions and investments around a strategic framework comprising four pillars:
•Outperforming our Markets
•Product Innovation and Brand Strength
•Profitability and Operational Excellence
•Cash Generation and Capital Discipline

These goals and underlying actions are in support of delivering more value to customers and more value per share to investors.
CAPITAL ALLOCATION FRAMEWORK
To support the Company's strategy execution, management is also introducing a capital allocation framework based on the following priorities:
•Organic Investment: Invest in the highest-returning organic opportunities that sustain its core strengths, with limited need for additional capacity and baseline capital expenditures expected to be approximately $375 million annually for at least the next several years.
•Inorganic Investment: Disciplined evaluation of bolt-on acquisitions, executed only where they generate the highest returns and bring strategic value beyond the financial return.
•Share Repurchases: Consistent return to shareholders, through share repurchases, of capital not deployed in support of these priorities.
In addition, the Company seeks to maintain a strong and efficient balance sheet with a long-term net debt to adjusted EBITDA target of up to 2.0x, subject to a continuous assessment of cyclical risk and the Company’s commitment to its investment-grade credit ratings.

SHARE REPURCHASE AUTHORIZATION
The Company is announcing a new $500 million share repurchase program, effective immediately, which follows the completion of its prior $500 million authorization, approved in July 2025.
Under the prior program, the Company repurchased approximately 7% of shares outstanding at an average price of approximately $119 per share, including $261 million of repurchases in the third quarter of 2026 and $34 million in the fourth quarter to date.
Under the new authorization, the Company may purchase common stock in open market transactions, block or privately negotiated transactions, pursuant to trading plans in accordance with Rule 10b5-1 and Rule 10b-18 under the Securities Exchange Act of 1934, as amended, or by any combination of such methods. The timing and amount of repurchases will depend on the Company’s cash generation, net leverage, market conditions, the price of the Company’s common stock and other factors. No time limit has been set for completion of the program, which does not obligate the Company to repurchase any specific number of shares and may be suspended or discontinued at any time.

ABOUT MOHAWK INDUSTRIES
Over the past two decades, Mohawk Industries has transformed its business into the world’s largest flooring and design surfaces company with leading positions in North America, Europe, South America and Oceania. Mohawk’s vertically integrated manufacturing and distribution operations provide a competitive advantage in the production of ceramic tile, carpet and laminate, wood, vinyl and hybrid flooring products. Mohawk’s industry-leading innovation has yielded designs and performance enhancements that differentiate its collections in the marketplace and satisfy all residential and commercial remodeling and new construction requirements. The Company’s brands are among the most recognized and respected in the industry and include American Olean, Daltile, Durkan, Eliane, Elizabeth, Feltex, Godfrey Hirst, Karastan, Marazzi, Mohawk, Mohawk Group, Mohawk Home, Mohawk Performance Accessories, Pergo, Quick-Step, Unilin and Vitromex.

Certain of the statements in this press release, particularly those anticipating future performance, business prospects, growth and operating strategies, and similar matters, and those that include the words “could,” “should,” “believes,” “anticipates,” “expects” and “estimates” or similar expressions constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. For those statements, Mohawk Industries, Inc. (“Mohawk” or the “Company”) claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Management believes that these forward-looking statements are reasonable as and when made; however, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. There can be no assurance that the forward-looking statements will be accurate because they are based on many assumptions, which involve risks and uncertainties. Important factors that could cause future results to differ from historical experience and our present expectations or projections include, but are not limited to, the following: changes in economic or industry conditions, including interest rates, availability of credit and residential and commercial construction and remodeling activity; the impact of tariffs and other trade restrictions; competition; inflation and deflation in raw material prices, freight and other input costs; inflation and deflation in consumer markets; currency fluctuations; rising energy costs and changes in the level of supply thereof; supply chain disruption and the availability of raw materials and sourced products; labor availability and costs; timing and level of capital expenditures; timing and implementation of price increases for the Company’s products; impairment charges; identification and consummation of acquisitions on favorable terms, if at all; integration of acquisitions; international operations; introduction of new products; rationalization of operations; tax and tax reform, product and other claims; litigation; geopolitical conflicts; sanctions and import and export restrictions; regulatory and political changes in the jurisdictions in which the Company does business; security breaches and other cybersecurity incidents; emerging issues related to the Company’s integration and use of AI; and other risks identified in Mohawk’s United States Securities and Exchange Commission reports and public announcements.

Conference call Friday, October 30, 2026, at 11:00 AM Eastern Time

To participate in the conference call via the Internet, please visit https://ir.mohawkind.com/events/event-details/mohawk-industries-inc-3rd-quarter-2026-earnings-call. To participate in the conference call via telephone, register in advance at https://dpregister.com/sreg/10211917/104de4a22d1 to receive a unique personal identification number. You may also dial 1-833-630-1962 (U.S./Canada) or 1-412-317-1843 (international) on the day of the call for operator assistance. For those unable to listen at the designated time, the call will remain available for replay through November 27, 2026, by dialing 1-855-669-9658 (U.S./Canada) or 1-412-317-0088 (international) and entering Replay Access Code 7228212. The call will be archived and available for replay for one year under the “Investors” tab of mohawkind.com.

INVESTOR CONTACT
Joe Ahlersmeyer, CFA
VP, Finance & Investor Relations
joe_ahlersmeyer@mohawkind.com